Asset Acquisitions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Asset Acquisitions
ACQUISITIONS AND DIVESTITURES
Discontinued Operations - Disposition of Borgata
On August 1, 2016, Boyd Gaming completed the sale of its 50% equity interest in MDDHC, the parent company of Borgata, to MGM, pursuant to the Purchase Agreement entered into on May 31, 2016, as amended on July 19, 2016, by and among Boyd Gaming, Boyd Atlantic City, Inc., a wholly-owned subsidiary of Boyd ("Seller"), and MGM.

Prior to the sale of our equity interest, the Company and MGM each held a 50% interest in MDDHC, which owns all the equity interests in Borgata. Until the closing of the sale, we were the managing member of MDDHC, and we were responsible for the day-to-day operations of Borgata. On September 30, 2014, MGM reacquired its ownership interest in and its substantive participation rights in the management of Borgata. As a result, we deconsolidated Borgata as of the close of business on September 30, 2014, eliminating the assets, liabilities and non-controlling interests from our balance sheet. We accounted for our investment in Borgata applying the equity method for periods subsequent to the deconsolidation. (See Note 3, Deconsolidation of Certain Interests.)

Pursuant to the Purchase Agreement, on August 1, 2016, MGM acquired from Boyd Gaming 49% of its 50% membership interest in MDDHC and, immediately thereafter, MDDHC redeemed Boyd Gaming’s remaining 1% membership interest in MDDHC (collectively, the “Transaction”). Following the Transaction, MDDHC became a wholly-owned subsidiary of MGM.

In consideration for the Transaction, MGM paid Boyd Gaming $900 million. The initial net cash proceeds were approximately $589 million, net of certain expenses and adjustments on the closing date in the form of outstanding indebtedness, cash and working capital. These initial proceeds do not include our 50% share of any future property tax settlement benefits, to which Boyd Gaming retains the right to receive upon payment. Borgata estimates that it is entitled to property tax refunds totaling between $140 million and $160 million, including amounts due under court decisions rendered in its favor and estimates for open tax appeals.

We report Borgata's results as discontinued operations for all periods presented in these consolidated financial statements.

Discontinued Operations - Disposition of Dania Jai-Alai
On May 22, 2013, we consummated the sale of certain assets and liabilities of the Dania Jai-Alia pari-mutuel facility ("Dania Jai-Alia"), with approximately 47 acres of related land located in Dania Beach, Broward County, Florida, for a sales price of $65.5 million. The sale was pursuant to an asset agreement (the "New Dania Agreement") that we entered into with Dania Entertainment Center, LLC ("Dania Entertainment"). As part of the New Dania Agreement, the $5 million non-refundable deposit and $2 million fees paid to us in 2011 by Dania Entertainment were applied to the sales price, and we received $58.5 million in cash and recorded a pre-tax gain of $18.9 million. We have presented the results of Dania Jai-Alai as discontinued operations for all periods presented in these consolidated financial statements.

Disposition of Echelon
On March 1, 2013, we entered into a definitive agreement to sell the Echelon site for $350 million in cash. The sale agreement included the 87-acre land parcel, as well as site improvements. The transaction was completed on March 4, 2013, and we realized approximately $157.0 million in net proceeds from the sale after consideration of direct transaction costs and after payment of a portion of the proceeds to a third party to fulfill our obligations to LVE.